Fees Summary	Sep. 10, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 2,898,427,500
Previously Paid Amount	0
Total Fee Amount	443,749.27
Total Offset Amount	0
Net Fee	$ 443,749.27